Building a Leading Specialty Biopharma Company in ENT / Allergy Company Presentat ion 1 5 N o v e m b e r 2 0 1 7

2 Forward Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the launch of XHANCE in the second quarter of 2018; initiation and timing of clinical trials for chronic sinusitis; market opportunities; commercial strategies; potential advantages of XHANCE and our product candidates; and other statements regarding our future operations, financial performance, prospects, intentions, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: our ability to establish supply chain, commercial and other capabilities to launch XHANCE; physician and patient acceptance of XHANCE; our ability to obtain adequate third-party reimbursement for XHANCE; uncertainties relating to the initiation, completion and results of pre-clinical and clinical trials; market opportunities for XHANCE may be smaller than we believe; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our filings with the Securities and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward- looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise.

3 Emerging Growth Company with Approved Products BUILDING A LEADING ENT / ALLERGY SPECIALTY COMPANY • 3.5 million CRS patients (1.2M with nasal polyps) being treated by 15,000 physicians • Limited competition anticipated from any pharma companies at launch XHANCE Represents a Significant Opportunity in Attractive ENT/Allergy Market • Potential to be first product approved for chronic sinusitis indication—trials planned to start 2H2018 • Expected to support expansion to primary care physicians treating an additional 6.25M patients “Pipeline Within a Product” Creates Substantial Near-Term Value • Product candidates have been identified that could be developed using EDS platform for ENT/allergy market • External pipeline products also identified for potential partnering or acquisition in ENT/allergy Additional Pipeline Focused on Products for ENT/Allergy to Leverage Infrastructure/Expertise • Several candidates (eg, Narcolepsy, Prader-Willi) take advantage of “nose-to-brain” delivery concept • Plan development through proof-of-concept and then to seek partnerships for further growth Create Additional Value by Early Development of Additional EDS Platform Products

4 Attractive Market Opportunity in Chronic Rhinosinusitis (CRS) Potential to Become Part of the Standard of Care Potential Favorable Market Access due to Pricing Strategy & Pharmacoeconomics Concentrated Target Market Activated Through Specialty Sales Force Patent Portfolio and Regulatory Barriers Support Potential Long-Term Opportunity Proven Management Team with Big Pharma and Emerging Healthcare Experience Excellent Potential in a Large Market with Unmet Need

5 Experienced Leadership Team Peter Miller Chief Executive Officer and Director Ramy Mahmoud, MD, MPH, FACP President & Chief Operating Officer Tom Gibbs Chief Commercial Officer Keith Goldan Chief Financial Officer

Large CRS Population with Severe Symptoms

Allergic Rhinitis

- Highly prevalent in the United States (~65M)
- Largely OTC / generic market
- Well-treated using INS



Perennial Rhinitis 18M
Allergic Rhinitis 65M
Chronic Rhinosinusitis w/o NP 20M
w/ NP 10M

Chronic Rhinosinusitis (CRS)

- ~30M US adults suffer from CRS—up to 10M with Nasal Polyps
- 9.75M patients actively seeking physician care annually
- 7M patients have had surgery (frequently non-curative)
- CRS is divided into two major sub groups: CRS with and without Nasal Polyps

Mild — Moderate — Severe

* Based on US Adult Population Survey (n=10,336).

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7 • A diagnosis characterized by chronic inflammation • Persistent inflammation causes pain and obstruction deep in the nasal passages and openings to the sinuses • Primary defining symptoms include congestion, facial pain/pressure, rhinorrhea and loss of smell/taste • Acute flares are frequent complications of CRS CRS with or without Polyps THE ROOT ISSUE IS INFLAMMATION (NOT INFECTION)

8 CRS Patients Suffer High Disease Burden Source: Naïve patient survey, Physician survey. Patients Frequently Endure Severe Symptoms Throughout the Year • Disease persists for many years • Significant Quality of life impact (comparable to CHF, COPD, Angina) Additional Symptoms are Common and can be Serious • Including chronic sleep disruption, headaches, fatigue and mood disorders

Existing Treatments are Sub-Optimal

LIMITED EFFICACY, COSTLY, DIFFICULT, PAINFUL, FREQUENTLY NOT CURATIVE

Medical Management

Saline nasal spray, irrigations, neti pots, nebulizers, conventional nasal steroids, oral steroids





~80% of patients are frustrated with lack of symptom relief

~75% of physicians believe nasal spray steroids do not work well <u>because</u> they don't sufficiently reach site of inflammation

Limited Efficacy

Sinus Surgery





~80% of patients continue to have symptoms after surgery

Continuing Nasal Steroid use after surgery is typical

$8,500–$16,000 per procedure, and repeat surgery is not uncommon

High Cost, Typically Not Curative

Source: Recurrence of Nasal Polyps After Functional Endoscopic Sinus Surgery Abstract.

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10 Problem: Nasal sprays and aerosols do not effectively place drug high and deep in the nasal passages Solution: Unique new concept for delivery gets medicine where it needs to be to work Drug released into airflow Pressure balances Soft palate closes Blow into device Press bottle up to open device valve and actuate • Proprietary exhalation delivery systems (EDS) have a mouthpiece and sealing nosepiece • Exhaled air passes through the EDS and drug is added • Delivery takes advantage of natural behaviors of the upper airways  Exhaled breath naturally seals the soft palate then flows in one side and then out the opposite side of the nose • Simple, quick use with limited coordination requirements • “Positive pressure” delivery expands narrow passages  Helps “float” drug behind barriers to broadly fill one side of the nasal cavity • Drug is deposited high and deep in the nasal passages Breakthrough Approach to Nasal Delivery SOLVES A KNOWN MEDICAL PROBLEM WITH A UNIQUE NEW APPROACH

11 Optinose EDS Traditional Spray Intranasal steroids are well-tolerated TOPICAL TREATMENTS and only work where they are delivered Tight spaces in the region where sinuses normally open and drain Optinose EDS Delivers Drug High and Deep in the Nose KEY TO TREATING CS (with or without polyps) IS REACHING TARGET REGIONS

12 Trial Type N Sites NAVIGATE I Phase 3 pivotal 323 54 NAVIGATE II Phase 3 Pivotal 323 38 EXHANCE-3 Phase 3 open-label 3 month 700 38 EXHANCE-12 Phase 3 open-label 12 month 223 21 Study 1102 Phase 1 bioavailability 112 2 Global Clinical Program Significant benefit on all four defining symptoms of CS Magnitude of relief comparable to surgery “Medical” polyp elimination in some patients Similar improvements in patients with and without nasal polyps Reduction in eligibility for surgery Approximately 70% of patients reported being “much” or “very much” improved Key Highlights Differentiated Clinical Profile 1,500+ Patients 792 CS w/o polyps 780 CS w/ polyps

13 * Not currently in guidelines. ^ Currently marketed for other indications and in development for nasal polyps indication. Potential to Become Part of Standard of Care ADAPTED FROM INTERNATIONAL CONSENSUS STATEMENT ON ALLERGY AND RHINOLOGY (ICAR) * After Failure of Current Medical Management INVASIVE, EXPENSIVE, INCREASED RISK • Endoscopic Sinus Surgery (ESS) • Emerging Monoclonal Antibodies*^  Potential payer exposure Recommended TOPICAL and INEXPENSIVE but OFTEN INSUFFICIENT • Intranasal Steroids (INS) • Saline irrigation

Commercialization Strategy to Build XHANCE into a Leading Product

Launch Expected in 2Q 2018

WAVE 1
Enter High-Density ENT/Allergy Specialty Market

~3.5M Patients

(1.2M with Nasal Polyps)

- 15,000 Physician Targets
- Ramping up to 150 Sales Reps
- Limited Competition
- Promotion of Nasal Polyp Indication

WAVE 2
Facilitate Broader Adoption in Primary Care

~6.25M Patients

- Future Chronic Sinusitis indication facilitates broadening target market
- Additional 50,000 Primary Care Targets
- May pursue co-promote partner

WAVE 3
Activate Patient Demand

~20M Patients

- Significant Direct to Patient Opportunity
- Lapsed Users still suffering
- Symptomatic nature allows patients to self ID

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15 96.1% 0 5 10 15 20 25 30 35 40 45 Database Population % of Population with no CRS Claim % of Population with CRS Claim P at ie n t Cla im s Da ta b as e 41M 3.9% 30M US Adults Suffer from Chronic Rhinosinusitis ~9.75M PATIENTS CURRENTLY UNDER ACTIVE CARE OF A PHYSICIAN FOR CRS Approximately 3.9% of patients in claims database have a code for CRS (2010–2012) ~9.75M CRS Patients being treated in physician offices US Adult Population Prevalence of CRS Claims ICD9 Code: 471.x and 473.x 250 Million 3.9% 9.75M CRS Patients being Treated in Physician Office Patients Treated CRS Unique Patient Claims

16 * BID dosing required for the treatment of nasal polyps, based upon Nasonex data and academic literature. WAC prices reflect a 2x multiple on the WAC price for conventional INS due to the approved dose for the treatment of nasal polyps. ^ Nasonex and Mometasone are currently the only other intranasal steroids approved for the treatment of nasal polyps. Pricing Landscape Offers Attractive Scenarios FOR NASAL POLYPS $0 $500 $1,000 $10,000 $20,000 $30,000 $40,000 Mometasone* (Per Month) Fluticasone* (Per Month) Nasonex* (Per Month) Qnasal* (Per Month) Dymista* (Per Month) Endoscopic Sinus Surgery (Per procedure) Monoclonal Antibodies (Per Year) $8,500 to $16,000 $32,000 to $34,000 $475 CONVENTIONAL INTRANASAL STEROIDS XHANCE $425 XHANCE (Per Month) SURGERY / BIOLOGICS $39 $380$357$209 TR EA TM EN T C O ST XHANCE Priced Comparable to Other Branded INS (at Nasal Polyp price) 11% Discount to Branded Nasonex GENERIC BRANDED

$3.4B Market Opportunity Within Specialty

(NP and CS Indications)

TOTAL MARKET OPPORTUNITY OF >$9.5B (NP and CS Indications)

KEY DRIVER	SPECIALTY MARKET OPPORTUNITY	INCREMENTAL PCP OPPORTUNITY
PREVALENCE	30 Million Chronic Rhinosinusitis Sufferers in US (7 Million Have Had Surgery)	
OVERALL TREATED PATIENTS	9.75 Million CRS patients currently in physician offices being treated annually	
TREATED PATIENTS IN SEGMENT	~3.5 Million CRS patients currently treated in ENT / Allergy specialty offices annually	~6.25 Million CRS patients currently treated by primary care physicians annually
SEGMENT ANNUAL MARKET OPPORTUNITY	ENT & Allergy Specialty Segment[(1)] >$3.4B[(2)]	Primary Care Segment >$6.0B[(2)]
TOTAL ANNUAL US MARKET OPPORTUNITY	Total Specialty and Primary Care >$9.5B[(2)]	



(1) Target market represents ~10,000 ENT and allergy specialists and ~5,000 high-decile INS prescribing primary care physicians.
(2) Based on our internal estimates.

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18 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Allergists ENTs PCPs Lik el ih o o d t o Pr es cr ib e N=200 N=202 N=302 Percent of HCPs stating they will “definitely” or “probably” prescribe XHANCE Differentiated Physician Reaction to Profile SUGGESTS HIGH LAUNCH INTEREST AND STANDARD OF CARE POTENTIAL Physicians of all Specialties Express High Interest in Prescribing Physician Stated Interest “ ”…There is a real need in the medical community to be able to deliver intranasal steroids higher and deeper in the nasal cavity… Allergist / Immunologist “ ”…If the Optinose Device is approved, I will definitely use it in my practice; no question…. Otolaryngologist “ ”… The Optinose Device will be a game changer… and will really improve our ability to care for patients…. Director, Division of Rhinology

19 Favorable Pharmacoeconomic Profile Offers Promising Market Access Dynamics RESEARCH* INCLUDING 25 PAYORS REPRESENTING OVER 150M LIVES PRODUCT Payors grasp the underlying science/technology of XHANCE PRICE Need to Price “reasonably” CONTROL Payors “do not” / “do not want” to manage actively MARKET ACCESS Most commercial lives will have acceptable access if there is comparable pricing to branded INS and utilization is focused on CRS *Q4 2015. Payors Assumed Utilization Both Within NP and More Broadly in CRS. Potential Commercial Coverage Reported by Surveyed Payors Percentage of Commercial Lives 27% 48% 7% 15% Formulary Status Not Covered Hard PA Soft PA Single Step Edit Non Preferred (No Step) Across the top 12 payer accounts, for 80% of the total covered lives, payers currently cover INS through open access or step edits

20 Efficient, Specialty-Focused, Go-to-Market Commercialization Model to Launch XHANCE XHANCE Territories (assuming full deployment) Approximately 75 designated territory managers at launch growing to 150 based on expansion of market access Specialties: ENT, allergists and high-decile, INS-prescribing primary care physicians ~15,000 Targets

Multi-Channel Approach to Drive Rapid Trial and Adoption



Pre-PDUFA
Post Approval/Pre-Launch
Launch
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
DIGITAL, SOCIAL AND NPP
Corporate / EDS Campaign
NOW APPROVED!
XHANCE
CLINICAL NURSE EDUCATORS
vms
Educate Empower Repeat
10,547 Targets (6,292 Offices)
Reach Target 90% | Frequency Target: 4
OPTINOSE SALES FORCE
75 Sales Representatives Deployed Based Upon Access
Planning for ~200,000 Samples
Planning for ~700 Speaker Programs

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22 Optinose EDS Finally Enables Delivery of Drug to Target Sites High/Deep in the Nose: Differentiated Clinical Profile Brand Differentiation Unmet Need • Patients and physicians cite limited efficacy as the most important unmet need for treating CS with or without Nasal Polyps Unsatisfied / engaged patient • Target patient type is patients who have already tried and failed on a traditional intranasal steroid Innovative delivery system Delivers excellent clinical benefit • Significant improvement on all 4 defining symptoms of CS • “Medical” polyp elimination in some patients • Magnitude of efficacy similar to surgery (SNOT-22) • Reduction in surgical eligibility

23 PBM Access Planning Scorecard PBM Q3 2017 Q4 2017 through Q1 2018 Lives: 28.0M Lives: 36.0M Lives: 11.0M Lives: 1.0M Lives: 9.0M Task Completed Complete introductory presentation Complete clinical presentation Submit term sheet Potential formulary approval Key

24 Attractive Market Opportunity in Chronic Rhinosinusitis (CRS) Potential to Become Part of the Standard of Care Potential Favorable Market Access due to Pricing Strategy & Pharmacoeconomics Concentrated Target Market Activated Through Specialty Sales Force Patent Portfolio and Regulatory Barriers Support Potential Long-Term Opportunity Proven Management Team with Big Pharma and Emerging Healthcare Experience Excellent Potential in a Large Market with Unmet Need